UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2014

JAMESON STANFORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54405	90-0969619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 W. Knox Rd, #202, Tempe, AZ	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 933-0808

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On November 25, 2014, the Board of Directors (the “Board”) of Jameson Stanford Resources Corporation (the “Company”) authorized the issuance of shares of Company common stock in settlement of all accrued but unpaid compensation to certain persons for services rendered to the Company, including in connection with the reorganization of the Company commencing in 2014. The Company issued shares of Company common stock to the following persons in the amounts reflected below on November 25, 2014:

Recipient	Number of Shares
Joseph Marchal	750,000
Summit Capital USA, Inc.	1,250,000
Edward Brogan	150,000
Donna S. Moore	100,000
Douglas MacLellan	75,000

The securities issuances discussed above were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transactions did not involve a public offering and the purchasers acquired the securities for investment and not resale.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 3.02 above, on November 25, 2014, the Board authorized the issuance of 750,000 shares of Company common stock in settlement of all accrued but unpaid compensation to Mr. Marchal, the Company’s President and Chief Executive Officer and a member of the Company’s board, in the aggregate amount of $37,500 for director and officer services rendered by Mr. Marchal to the Company for the period commencing in 2013 and continuing through December 31, 2014, including all reorganization and operational efforts from and after April 2014 through December 31, 2014. Also on November 25, 2014, the Board authorized the issuance of 100,000 shares of Company common stock in settlement of all accrued but unpaid compensation to Ms. Moore, the Company’s Interim Chief Financial Officer, Treasurer and Secretary, in the aggregate amount of $5,000 for officer services rendered by Ms. Moore to the Company during 2014 and non-officer services rendered by Ms. Moore to the Company between 2012 and 2014.

Item 8.01. Other Events.

Effective July 29, 2014, Mr. Marchal was appointed as the Company’s Chief Executive Officer. Mr. Marchal continues to serve as the Company’s President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMESON STANFORD RESOURCES CORPORATION.

Date: December 2, 2014	By:	/s/ Donna S. Moore
Donna S. Moore, Interim Chief Financial Officer